                            FLORIDA POWER CORPORATION
                       d/b/a PROGRESS ENERGY FLORIDA, INC.

                              First Mortgage Bonds
                              4.80% Series due 2013
                              5.90% Series due 2033

                             UNDERWRITING AGREEMENT

                                                      February 18, 2003

To the Representative named in Schedule I hereto of the Underwriters named in Schedule II hereto

Dear Ladies and Gentlemen:

         The undersigned Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the "Company") hereby confirms its agreement with each of the several Underwriters hereinafter named as follows:

         1. Underwriters and Representative. The term "Underwriters" as used herein shall be deemed to mean the firm or the several firms named in
Schedule II of this Underwriting Agreement (the "Agreement") and any underwriter substituted as provided in paragraph 6, and the term "Underwriter" shall be deemed to mean any one of such Underwriters. If the firm or firms listed in
Schedule I hereto (individually and collectively, the "Representative") are the same as the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representative," as used herein, shall each be deemed to refer to such firm or firms. Each Representative represents jointly and severally that they have been authorized by the Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one firm is named in Schedule I hereto, any action under or in respect of this Agreement may be taken by such firms jointly as the Representative or by one of the firms acting on behalf of the Representative, and such action will be binding upon all the Underwriters.

         2. Description of Securities. The Company proposes to issue and sell its First Mortgage Bonds of the designation, with the terms and in the amount specified in Schedule I hereto (the "Securities"), under its Indenture, dated as of January 1, 1944, with First Chicago Trust Company of New York, as successor Trustee, as supplemented by the Seventh, Eighth, Sixteenth, Twenty-Ninth, Thirty-Eighth and Fortieth supplemental indentures, and as it will be further supplemented by the Forty-First Supplemental Indenture relating to the Securities (the "Supplemental Indenture"), in substantially the form heretofore delivered to the Representative, said Indenture as supplemented by the Seventh, Eighth, Sixteenth, Twenty-Ninth, Thirty-Eighth and Fortieth supplemental indentures, and to be supplemented by the Supplemental Indenture being hereinafter referred to as the "Mortgage."

         3. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (No. 333-63204) (the "New Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), for the registration of up to an aggregate of $380,000,000 principal amount of First Mortgage Bonds and Debt Securities in unallocated amounts. The New Registration Statement also constituted Post-Effective Amendment No. 1 to three other Registration Statements on Form S-3, each as set forth on Schedule I (collectively, the "Post-Effective Amendments" and together with the New Registration Statement, the "Registration Statement") under the Securities Act relating to an aggregate of $620,000,000 principal amount of the Company's securities, which had been previously registered under the Securities Act but remained unsold at the time the Post-Effective Amendments became effective. The Registration Statement contained a combined prospectus for the sale of $1,000,000,000 of the Company's First Mortgage Bonds and Debt Securities (the "Registered Securities") in unallocated amounts, as each is defined in the Registration Statement. The Registration Statement was declared effective by the Commission on June 26, 2001. As of the date hereof, the Company has sold Registered Securities in an aggregate principal amount of $300,000,000. The term "Registration Statement" shall be deemed to include all amendments to the date hereof and all documents incorporated by reference therein (the "Incorporated Documents"). The combined prospectus included in the Registration Statement, as supplemented by a preliminary prospectus supplement, dated February 18, 2003, relating to the Securities, and all prior amendments or supplements thereto (other than amendments or supplements relating to Registered Securities other than the Securities), including the Incorporated Documents, is hereinafter referred to as the "Preliminary Prospectus." The combined prospectus included in the Registration Statement, as it is to be supplemented by a prospectus supplement, dated on the date hereof, substantially in the form delivered to the Representative prior to the execution hereof, relating to the Securities (the "Prospectus Supplement") and all prior amendments or supplements thereto (other than amendments or supplements relating to securities of the Company other than the Securities), including the Incorporated Documents, is hereinafter referred to as the "Prospectus." Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), deemed to be incorporated therein after the date hereof and prior to the termination of the offering of the Securities by the Underwriters; and any references herein to the terms "Registration Statement" or "Prospectus" at a date after the filing of the Prospectus Supplement shall be deemed to refer to the Registration Statement or the Prospectus, as the case may be, as each may be amended or supplemented prior to such date.

                  (b) The Registration Statement, at the time and date it was declared effective by the Commission, complied, and the Registration Statement, the Prospectus and the Mortgage, at the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") and at the Closing Date, will comply, in all material respects, with the applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the applicable rules and regulations of the Commission thereunder; the Registration Statement, at the time and date it was declared effective by the Commission, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the date it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this subparagraph (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished herein or in writing to the Company by the Representative or by or on behalf of any Underwriter through the Representative expressly for use in the Prospectus or to any statements in or omissions from the Statement of Eligibility (Form T-1) of the Trustee. The Incorporated Documents, when they were filed with the Commission, complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any documents so filed and incorporated by reference subsequent to the date hereof and prior to the termination of the offering of the Securities by the Underwriters will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and, when read together with the Registration Statement and the Prospectus, none of such documents included or includes or will include any untrue statement of a material fact or omitted or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida; has corporate power and authority to own, lease and operate its properties and to conduct its business as contemplated under this Agreement and the other agreements to which it is a party; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the business, properties, results of operations or financial condition of the Company.

                  (d) The historical financial statements incorporated by reference in the Registration Statement present fairly the financial condition and operations of the Company at the respective dates or for the respective periods to which they apply; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except that the quarterly financial statements incorporated by reference from any Quarterly Reports on Form 10-Q contain condensed footnotes prepared in accordance with applicable Exchange Act rules and regulations; and any accounting firms that have audited any of the financial statements are independent public or independent certified public accountants as required by the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder.

                  (e) Except as reflected in, or contemplated by, the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and Prospectus, and prior to the Closing Date, (i) there has not been any material adverse change in the business, properties, results of operations or financial condition of the Company, (ii) there has not been any material transaction entered into by the Company other than transactions contemplated by the Registration Statement and Prospectus or transactions arising in the ordinary course of business and (iii) the Company has no material contingent obligation that is not disclosed in the Registration Statement and Prospectus that could likely result in a material adverse change in the business, properties, results of operations or financial condition of the Company.

                  (f) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the fulfillment of the terms hereof on the part of the Company to be fulfilled have been duly authorized by all necessary corporate action of the Company in accordance with the provisions of its articles of incorporation, as amended (the "Charter"), by-laws and applicable law; and the Securities, when issued and delivered as provided herein, will constitute legal, valid and binding obligations of the Company in accordance with their terms subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting mortgagees' and other creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity and except for the effect on enforceability of federal or state law limiting, delaying or prohibiting the making of payments outside the United States; provided, however, that certain remedies, waivers and other provisions of the Securities may not be enforceable, but such unenforceability will not render the Securities invalid as a whole or affect the judicial enforcement of (i) the obligation of the Company to repay the principal, together with the interest thereon as provided in the Securities or (ii) the right of the Trustee to exercise its right to foreclose under the Mortgage.

                  (g) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Charter, the Company's by-laws, applicable law or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or any judgment, order, writ or decree of any government or governmental authority or agency or court having jurisdiction over the Company or any of its assets, properties or operations that, in the case of any such breach or default, would have a material adverse effect on the business, properties, results of operations or financial condition of the Company.

                  (h) The Securities conform in all material respects to the description contained in the Prospectus.

                  (i) The Company does not have any significant subsidiaries as defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act.

                  (j) The Mortgage (A) has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Supplemental Indenture by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity and except for the effect on enforceability of federal or state law limiting, delaying or prohibiting the making of payments outside the United States); and (B) conforms in all material respects to the description thereof in the Prospectus. The Mortgage has been qualified under the 1939 Act.

                  (k) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  (l) Except as described in or contemplated by the Prospectus, there are no pending actions, suits or proceedings (regulatory or otherwise) against or affecting the Company or its properties that are likely in the aggregate to result in any material adverse change in the business, properties, results of operations or financial condition of the Company, or that are likely in the aggregate to materially and adversely affect the Mortgage, the Securities or the consummation of this Agreement or the transactions contemplated herein or therein.

                  (m) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions herein contemplated or for the due execution, delivery or performance of the Indenture by the Company, except such as have already been made or obtained or as may be required under the Securities Act or state securities laws and except for the qualification of the Indenture under the 1939 Act.

         4. Purchase and Sale. On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, severally and not jointly, and each such Underwriter agrees, severally and not jointly, to purchase from the Company, the respective principal amount of Securities of each series set forth opposite the name of such Underwriter in Schedule II hereto at the purchase price set forth in
Schedule I hereto.

         5. Reoffering by Underwriters. The Underwriters agree to make promptly a bona fide public offering of the Securities to the public for sale as set forth in the Prospectus, subject, however, to the terms and conditions of this Agreement.

         6.       Time and Place of Closing; Default of Underwriters.

                  (a) Payment for the Securities shall be made at the place, time and date specified in Schedule I hereto against delivery of the Securities at the office of First

         Chicago Trust Company of New York, 151 West 51st Street, 5th Floor, New York, New York 10019, or such other place, time and date as the Representative and the Company may agree. The hour and date of such delivery and payment are herein called the "Closing Date." Payment for the Securities shall be by wire transfer of immediately available funds against delivery to The Depository Trust Company or to First Chicago Trust Company of New York, as custodian for The Depository Trust Company, in fully registered global form registered in the name of CEDE & Co., as nominee for the Depository Trust Company, for the respective accounts specified by the Representative not later than the close of business on the business day prior to the Closing Date or such other date and time not later than the Closing Date as agreed by The Depository Trust Company or First Chicago Trust Company of New York. For the purpose of expediting the checking of the certificates by the Representative, the Company agrees to make the Securities available to the Representative not later than 10:00 A.M. New York time, on the last full business day prior to the Closing Date at said office of First Chicago Trust Company of New York.

                  (b) If one or more Underwriters shall, for any reason other than a reason permitted hereunder, fail to take up and pay for the principal amount of the Securities of any series to be purchased by such one or more Underwriters, the Company shall immediately notify the Representative, and the non-defaulting Underwriters shall be obligated to take up and pay for (in addition to the respective principal amount of the Securities of such series set forth opposite their respective names in Schedule II hereto) the principal amount of such series that the Securities that such defaulting Underwriter or Underwriters failed to take up and pay for, up to a principal amount thereof equal to, in the case of each such non-defaulting Underwriter, 10% of the principal amount of the Securities of such series set forth opposite the name of such non-defaulting Underwriter in said Schedule II, and such non-defaulting Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them), or to substitute another Underwriter or Underwriters, satisfactory to the Company, to take up and pay for the remaining principal amount of the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase. If any unpurchased Securities still remain, then the Company or the Representative shall be entitled to an additional period of 24 hours within which to procure another party or parties, members of the National Association of Securities Dealers, Inc. (or if not members of such Association, who are not eligible for membership in said Association and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with said Association's Conduct Rules) and satisfactory to the Company, to purchase or agree to purchase such unpurchased Securities on the terms herein set forth. In any such case, either the Representative or the Company shall have the right to postpone the Closing Date for a period not to exceed three full business days from the date agreed upon in accordance with this paragraph 6, in order that the necessary changes in the Registration Statement and Prospectus and any other documents and arrangements may be effected. If (i) neither the non-defaulting Underwriters nor the Company has arranged for the purchase of such unpurchased Securities by another party or parties as above provided and (ii) the Company and the non-defaulting Underwriters have not mutually agreed to offer and sell the Securities other than the unpurchased Securities, then this Agreement shall terminate without any liability on the part of the Company or any Underwriter (other than an Underwriter that shall have failed or refused, in accordance with the terms hereof, to purchase and pay for the principal amount of the Securities that such Underwriter has agreed to purchase as provided in paragraph 4 hereof), except as otherwise provided in paragraph 7 and paragraph 8 hereof.

         7. Covenants of the Company. The Company covenants with each Underwriter that:

                  (a) As soon as reasonably possible after the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to Rule 424, setting forth, among other things, the necessary information with respect to the terms of offering of the Securities. Upon request, the Company will promptly deliver to the Representative and to counsel for the Underwriters, to the extent not previously delivered, one fully executed copy or one conformed copy, certified by an officer of the Company, of the Registration Statement, as originally filed, and of all amendments thereto, heretofore or hereafter made (other than those relating solely to Registered Securities other than the Securities), including any post-effective amendment (in each case including all exhibits filed therewith and all documents incorporated therein not previously furnished to the Representative), including signed copies of each consent and certificate included therein or filed as an exhibit thereto, and will deliver to the Representative for distribution to the Underwriters as many conformed copies of the foregoing (excluding the exhibits, but including all documents incorporated therein) as the Representative may reasonably request. The Company will also send to the Underwriters as soon as practicable after the date of this Agreement and thereafter from time to time as many copies of the Prospectus and the Preliminary Prospectus as the Representative may reasonably request for the purposes required by the Securities Act.

                  (b) During such period (not exceeding nine months) after the commencement of the offering of the Securities as the Underwriters may be required by law to deliver a Prospectus, if any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representative shall occur, which in the opinion of the Company or the Representative should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, or if it is necessary to amend the Prospectus to comply with the Securities Act, the Company will forthwith at its expense prepare and furnish to the Underwriters and dealers named by the Representative a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus that will supplement or amend the Prospectus so that as supplemented or amended it will comply with the Securities Act and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. In case any Underwriter is required to deliver a Prospectus after the expiration of nine months after the commencement of the offering of the Securities, the Company, upon the request of the Representative, will furnish to the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus, complying with Section 10(a) of the Securities Act.

                  (c) The Company will make generally available to its security holders, as soon as reasonably practicable, but in any event not later than 16 months after the end of the fiscal quarter in which the filing of the Prospectus pursuant to Rule 424 occurs, an earning statement (in form complying with the provisions of Section 11(a) of the Securities Act, which need not be certified by independent public accountants) covering a period of twelve months beginning not later than the first day of the Company's fiscal quarter next following the filing of the Prospectus pursuant to Rule 424.

                  (d) The Company will use its best efforts promptly to do and perform all things to be done and performed by it hereunder prior to the Closing Date and to satisfy all conditions precedent to the delivery by it of the Securities.

                  (e) As soon as reasonably possible after the Closing Date, the Company will cause the Supplemental Indenture to be recorded in all recording offices in the State of Florida in which the property intended to be subject to the lien of the Mortgage is located.

                  (f) The Company will advise the Representative, or the Representative's counsel, promptly of the filing of the Prospectus pursuant to Rule 424 and of any amendment or supplement to the Prospectus or Registration Statement or of official notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered, use its best efforts to obtain the prompt removal thereof.

                  (g) The Company will use its best efforts to qualify the Securities, as may be required, for offer and sale under the Blue Sky or legal investment laws of such jurisdictions as the Representative may designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or dealer in securities, or to file any general consents to service of process, under the laws of any jurisdiction.

                  (h) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus which shall not have previously been furnished to the Representative or of which the Representative shall not previously have been advised or to which the Representative shall reasonably object in writing and which has not been approved by the Underwriter(s) or their counsel acting on behalf of the Underwriters.

         8. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement and the printing of this Agreement, (ii) the delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the expenses in connection with the qualification of the Securities under securities laws in accordance with the provisions of paragraph 7(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith, such fees and disbursements not to exceed $7,500, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and all amendments thereto, of the preliminary prospectuses, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and (vii) the preparation, execution, filing and recording by the Company of the Supplemental Indenture (such filing and recordation to be promptly made after execution and delivery of the Supplemental Indenture to the Trustee under the Mortgage in the counties in which the mortgaged property of the Company is located); and the Company will pay all taxes, if any (but not including any transfer taxes), on the issue of the Securities and the filing and recordation of the Supplemental Indenture. The fees and disbursements of Underwriters' counsel shall be paid by the Underwriters (subject, however, to the provisions of this paragraph 8 requiring payment by the Company of fees and disbursements not to exceed $7,500); provided, however, that if this Agreement is terminated in accordance with the provisions of paragraph 9, 10 or 12 hereof, the Company shall reimburse the Representative for the account of the Underwriters for the fees and disbursements of Underwriters' counsel. The Company shall not be required to pay any amount for any expenses of the Representative or of any other of the Underwriters except as provided in paragraph 7 hereof and in this paragraph 8. The Company shall not in any event be liable to any of the Underwriters for damages on account of the loss of anticipated profit.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company as of the date hereof and the Closing Date, to the performance by the Company of its obligations to be performed hereunder prior to the Closing Date, and to the following further conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or, to the Company's knowledge, threatened by, the Commission on the Closing Date. The Representative shall have received, prior to payment for the Securities, a certificate dated the Closing Date and signed by the Chairman, President, Treasurer or a Vice President of the Company to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

                  (b) At the time of execution of this Agreement, or such later date as shall have been consented to by the Representative, there shall have been issued, and on the Closing Date there shall be in full force and effect, an order of the Florida Public Service Commission authorizing the issuance and sale of the Securities, which shall not contain any provision unacceptable to the Representative by reason of its being materially adverse to the Company (it being understood that no such order in effect on the date of this Agreement and heretofore furnished to the Representative or counsel for the Underwriters contains any such unacceptable provision).

                  (c) At the Closing Date, the Representative shall receive favorable opinions from: (1) Hunton & Williams, counsel to the Company, which opinion shall be satisfactory in form and substance to counsel for the Underwriters, and (2) Dewey Ballantine LLP, counsel for the Underwriters, in each of which opinions (except as to subdivision (vi) (as to documents incorporated by reference, at the time they were filed with the Commission) as to which Dewey Ballantine LLP need express no opinion) said counsel may rely as to all matters of Florida law upon the opinion of
         R. Alexander Glenn, Associate General Counsel of Progress Energy Service Company LLC, acting as Counsel to the Company, to the effect that:

                           (i) The Mortgage has been duly and validly authorized by all necessary corporate action (with this opinion required in the Hunton & Williams and Dewey Ballantine LLP opinions only as to the original Indenture dated as of January 1, 1944 and the Supplemental Indentures subsequent to, but not including, the Thirty-Eighth Supplemental Indenture), has been duly and validly executed and delivered by the Company (with this opinion required in the Hunton & Williams and Dewey Ballantine LLP opinions only as to the original Indenture dated as of January 1, 1944 and the Supplemental Indentures subsequent to, but not including, the Thirty-Eighth Supplemental Indenture), and is a valid and binding mortgage of the Company enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting mortgagees' and other creditors' rights and general equitable principles and any implied covenant of good faith and fair dealing (with this opinion required in the Hunton & Williams and Dewey Ballantine LLP opinions only as to the original Indenture dated as of January 1, 1944 and the Supplemental Indentures subsequent to, but not including, the Thirty-Eighth Supplemental Indenture); provided, however, that certain remedies, waivers and other provisions of the Mortgage may not be enforceable, but such unenforceability will not render the Mortgage invalid as a whole or affect the judicial enforcement of (i) the obligation of the Company to repay the principal, together with the interest thereon as provided in the Securities or (ii) the right of the Trustee to exercise its right to foreclose under the Mortgage;

                           (ii) The Mortgage has been duly qualified under the 1939 Act;

                           (iii) Assuming authentication of the Securities by the Trustee in accordance with the Mortgage and delivery of the Securities to and payment for the Securities by the Underwriters, as provided in this Agreement, the Securities have been duly and validly authorized, executed and delivered and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting mortgagees' and other creditors' rights and general equitable principles and any implied covenant of good faith and fair dealings, and are entitled to the benefits of the security afforded by the Mortgage, and are secured equally and ratably with all other bonds outstanding under the Mortgage except insofar as any sinking or other fund may afford additional security for the bonds of any particular series;

                           (iv) The statements made in the Prospectus under the caption "Description of First Mortgage Bonds" and in the Prospectus Supplement under the captions "Certain Terms of the Bonds" and "Description of First Mortgage Bonds," insofar as they purport to constitute summaries of the documents referred to therein, are accurate summaries in all material respects;

                           (v) This Agreement has been duly and validly authorized, executed and delivered by the Company;

                           (vi) The Registration Statement, at the time and date it was declared effective by the Commission, and the Preliminary Prospectus and the Prospectus, at the time each was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 (except as to the financial statements and other financial and statistical data constituting a part thereof or incorporated by reference therein, upon which such opinions need not pass), complied as to form in all material respects with the requirements of the Securities Act and the 1939 Act and the applicable instructions, rules and regulations of the Commission thereunder; the documents or portions thereof filed with the Commission pursuant to the Exchange Act and deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus pursuant to Item 12 of Form S-3 (except as to financial statements and other financial and statistical data constituting a part thereof or incorporated by reference therein and that part of the Registration Statement that constitutes the Statement of Eligibility on Form T-1, upon which such opinions need not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement has become effective under the Securities Act and, to the best of the knowledge of said counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the Securities Act;

                           (vii) Nothing has come to the attention of said counsel that would lead them to believe that the Registration Statement, at the time and date it was declared effective by the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and nothing has come to the attention of said counsel that would lead them to believe that (x) the Preliminary Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 or, as amended or supplemented, at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and other financial and statistical data constituting a part of the Registration Statement, the Preliminary Prospectus or the Prospectus or incorporated by reference therein and that part of the Registration Statement that constitutes the Statement of Eligibility on Form T-1, upon which such opinions need not pass);

                  (d) At the Closing Date, the Representative shall receive from R. Alexander Glenn, Associate General Counsel of Progress Energy Service Company, LLC, acting as Counsel to the Company, a favorable opinion in form and substance satisfactory to counsel for the Underwriters, to the same effect with respect to the matters enumerated in subdivisions (i) through (v) and subdivision (vii) of subparagraph
         (c) of this paragraph 9 as the opinions required by said subparagraph
         (c), and to the further effect that:

                           (i) The Company is a validly organized and existing corporation under the laws of the State of Florida;

                           (ii) The Company is duly authorized by its Charter to conduct the business that it is now conducting as set forth in the Prospectus;

                           (iii) The Company is an electrical utility engaged in the business of generating, transmitting, distributing and selling electric power to the general public in the State of Florida;

                           (iv) The Company has valid and subsisting franchises, licenses and permits adequate for the conduct of its business, except where the failure to hold such franchises, licenses and permits would not have a material adverse effect on the business, properties, results of operations or financial condition of the Company;

                           (v) The Company has good and marketable title, with minor exceptions, restrictions and reservations in conveyances, and defects that are of the nature ordinarily found in properties of similar character and magnitude and that, in his opinion, will not in any substantial way impair the security afforded by the Mortgage, to all the properties described in the granting clauses of the Mortgage and upon which the Mortgage purports to create a lien. The description in the Mortgage of the above-mentioned properties is legally sufficient to constitute the Mortgage a lien upon said properties, including without limitation properties hereafter acquired by the Company (other than those expressly excepted and reserved therefrom). Said properties constitute substantially all the permanent physical properties and franchises (other than those expressly excepted and reserved therefrom) of the Company and are held by the Company free and clear of all liens and encumbrances except the lien of the Mortgage and excepted encumbrances, as defined in the Mortgage. The properties of the Company are subject to liens for current taxes, which it is the practice of the Company to pay regularly as and when due. The Company has easements for rights-of-way adequate for the operations and maintenance of its transmission and distribution lines that are not constructed upon public highways. The Company has followed the practice generally of acquiring (i) certain rights-of-way and easements and certain small parcels of fee property appurtenant thereto and for use in conjunction therewith and
                  (ii) certain other properties of small or inconsequential value, without an examination of title and, as to the title to lands affected by said rights-of-way and easements, of not examining the title of the lessor or grantor whenever the lands affected by such rights-of-way and easements are not of such substantial value as in the opinion of the Company to justify the expense attendant upon examination of titles in connection therewith. In the opinion of said counsel, such practice of the Company is consistent with sound economic practice and with the method followed by other companies engaged in the same business and is reasonably adequate to assure the Company of good and marketable title to all such property acquired by it. It is the opinion of said counsel that any such conditions or defects as may be covered by the above recited exceptions are not substantial and would not materially interfere with the Company's use of such properties or with its business operations. The Company has the right of eminent domain in the State of Florida under which it may, if necessary, perfect or obtain title to privately owned land or acquire easements or rights-of-way required for use or used by the Company in its public utility operations;

                           (vi) The Mortgage has been recorded and filed in such manner and in such places as may be required by law in order fully to preserve and protect, in all material respects, the security of the bondholders and all rights of the Trustee thereunder; and the Supplemental Indenture relating to the Securities is in proper form for filing for record both as a real estate mortgage and as a security interest in all counties in the State of Florida in which any of the property (except as any therein or in the Mortgage are expressly excepted) described therein or in the Mortgage as subject to the lien of the Mortgage is located and, upon such recording, the Supplemental Indenture will constitute adequate record notice to perfect the lien of the Mortgage, and preserve and protect, in all material respects, the security of the bondholders and all rights of the Trustee, as to all mortgaged and pledged property acquired by the Company subsequent to the recording of the Fortieth Supplemental Indenture and prior to the recording of the Supplemental Indenture;

                           (vii) The Mortgage constitutes a valid, direct and first mortgage lien of record upon all franchises and properties now owned by the Company (other than those expressly excepted therefrom and other than those franchises and properties which are not, individually or in the aggregate, material to the Company or the security afforded by the Mortgage) situated in the State of Florida, as described or referred to in the granting clauses of the Mortgage, subject to the exceptions as to bankruptcy, insolvency and other laws stated in subdivision (i) of subparagraph (c) above;

                           (viii) The issuance and sale of the Securities have been duly authorized by all necessary corporate action on the part of the Company;

                           (ix) An order has been entered by the Florida Public Service Commission authorizing the issuance and sale of the Securities, and to the best of the knowledge of said counsel, said order is still in force and effect; and no further filing with, approval, authorization, consent or other order of any public board or body (except such as have been obtained under the Securities Act and as may be required under the state securities or Blue Sky laws of any jurisdiction) is legally required for the consummation of the transactions contemplated in this Agreement;

                           (x) Except as described in or contemplated by the Prospectus, there are no pending actions, suits or proceedings (regulatory or otherwise) against the Company or any properties that are likely, in the aggregate, to result in any material adverse change in the business, properties, results of operations or financial condition of the Company or that are likely, in the aggregate, to materially and adversely affect the Mortgage, the Securities or the consummation of this Agreement, or the transactions contemplated herein or therein; and

                           (xi) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not
                  (i) result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or the Company's by-laws or (ii) result in a material breach of any terms or provisions of, or constitute a default under, any applicable law, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or any judgment, order, writ or decree of any government or governmental authority or agency or court having jurisdiction over the Company or any of its assets, properties or operations that, in the case of any such breach or default, would have a material adverse effect on business, properties, results of operations or financial condition of the Company.

                  (e) The Representative shall have received on the date hereof and shall receive on the Closing Date from each of Deloitte & Touche LLP and KPMG LLP, a letter addressed to the Representative containing statements and information of the type ordinarily included in accountants' SAS 72 "comfort letters" to underwriters with respect to the audit reports, financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

                  (f) At the Closing Date, the Representative shall receive a certificate of the Chairman, President, Treasurer or a Vice President of the Company, dated the Closing Date, to the effect that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date.

                  (g) All legal proceedings taken in connection with the sale and delivery of the Securities shall have been satisfactory in form and substance to counsel for the Underwriters, and the Company, as of the Closing Date, shall be in compliance with any governing order of the Florida Public Service Commission, except where the failure to comply with such order would not be material to the offering or validity of the Securities.

         In case any of the conditions specified above in this paragraph 9 shall not have been fulfilled or waived by 2:00 P.M. on the Closing Date, this Agreement may be terminated by the Representative by delivering written notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8 hereof.

         10. Conditions of the Company's Obligations. The obligations of the Company to deliver the Securities shall be subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date, and no proceedings for that purpose shall be pending before or threatened by the Commission on the Closing Date.

                  (b) Prior to 12:00 Noon, New York time, on the day following the date of this Agreement, or such later date as shall have been consented to by the Company, there shall have been issued and on the Closing Date there shall be in full force and effect an order of the Florida Public Service Commission authorizing the issuance and sale by the Company of the Securities, which shall not contain any provision unacceptable to the Company by reason of its being materially adverse to the Company (it being understood that the order in effect as of the date of this Agreement contains any such unacceptable provision).

         In case any of the conditions specified in this paragraph 10 shall not have been fulfilled at the Closing Date, this Agreement may be terminated by the Company by delivering written notice thereof to the Representative. Any such termination shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8 hereof.

         11.      Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, each officer and director of each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject and to reimburse each such Underwriter, each such officer and director, and each such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them, when and as incurred, in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, or in the Registration Statement or Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this paragraph 11 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter through the Representative expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility under the 1939

         Act (Form T-1) of the Trustee, and provided, further, that the indemnity agreement contained in this paragraph 11 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus (excluding documents incorporated by reference therein) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved, unless such Prospectus failed to correct the omission or misstatement. The indemnity agreement of the Company contained in this paragraph 11 and the representations and warranties of the Company contained in paragraph 3 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, and such officer or director or any such controlling person and shall survive the delivery of the Securities. The Underwriters agree to notify promptly the Company, and each other Underwriter, of the commencement of any litigation or proceedings against them or any of them, or any such officer or director or any such controlling person, in connection with the sale of the Securities.

                  (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, its officers and directors, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them, when and as incurred, in connection with investigating any such losses, claims, damages, or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus or the Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter or through the Representative on behalf of such Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement to any thereof. The indemnity agreement of all the respective Underwriters contained in this paragraph 11 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any other Underwriter, or any such officer or director or any such controlling person, and shall survive the delivery of the Securities. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers or directors, or any such controlling person, in connection with the sale of the Securities.

                  (c) The Company and each of the Underwriters agree that, upon the receipt of notice of the commencement of any action against it, its officers or directors, or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder. The Company and each of the Underwriters agree that the notification required by the preceding sentence shall be a material term of this Agreement. The omission so to notify such indemnifying party or parties of any such action shall relieve such indemnifying party or parties from any liability that it or they may have to the indemnified party on account of any indemnity agreement contained herein if such indemnifying party was materially prejudiced by such omission, but shall not relieve such indemnifying party or parties from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them, as such expenses are incurred; provided, however, if the defendants (including any impleaded parties) in any such action include both the indemnified party and the indemnifying party, and counsel for the indemnified party shall have concluded, in its reasonable judgment, that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel) representing the indemnified parties who are parties to such action). Each of the Company and the several Underwriters agrees that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provisions of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

                  (d)      If the indemnification provided for in subparagraphs
         (a) or (b) above is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subparagraph (d). The rights of contribution contained in this Section 11 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter of the Company and shall survive delivery of the Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subparagraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this subparagraph (d) are several in proportion to the number of Securities set forth opposite their respective names in Schedule II hereto and not joint.

                  (e) For purposes of this paragraph 11, it is understood and agreed that the only information provided by the Underwriters expressly for use in the Registration Statement and Prospectus were the following parts of the section titled "Underwriting": the second, third and fourth sentences of the second paragraph, the third sentence of the third paragraph, all of the fourth paragraph, and all of the fifth paragraph.

         12. Termination Date of this Agreement. This Agreement may be terminated by the Representative at any time prior to the Closing Date by delivering written notice thereof to the Company, if on or after the date of this Agreement but prior to such time (a) there shall have occurred any general suspension of trading in securities on the New York Stock Exchange, or there shall have been established by the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court, any limitation on prices for such trading or any restrictions on the distribution of securities or (b) there shall have occurred any new outbreak of hostilities including, but not limited to, significant escalation of hostilities that existed prior to the date of this Agreement or any national or international calamity or crisis, or any material adverse change in the financial markets of the United States, the effect of which outbreak, escalation, calamity or crisis, or material adverse change on the financial markets of the United States shall be such as to make it impracticable, in the reasonable judgment of the Representative, for the Underwriters to enforce contracts for the sale of the Securities, or (c) the Company shall have sustained a substantial loss by fire, flood, accident or other calamity that renders it impracticable, in the reasonable judgment of the Representative, to consummate the sale of the Securities and the delivery of the Securities by the several Underwriters at the initial public offering price, or
(d) there shall have been any downgrading or any notice of any intended or potential downgrading in the rating accorded the Company's securities by any "nationally recognized statistical rating organization" as that term is defined by the Commission for the purposes of Securities Act Rule 436(g)(2), or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities, or any of the Company's other outstanding debt, the effect of which in the reasonable judgment of the Representative, makes it impracticable or inadvisable to consummate the sale of the Securities and the delivery of the Securities by the several Underwriters at the initial public offering price or (e) there shall have been declared, by either federal or New York authorities, a general banking moratorium. This Agreement may also be terminated at any time prior to the Closing Date if in the reasonable judgment of the Representative the subject matter of any amendment or supplement to the Registration Statement or Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) filed after the execution of this Agreement shall have materially impaired the marketability of the Securities. Any termination hereof pursuant to this paragraph 12 shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8.

         13. Miscellaneous. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York. Unless otherwise specified, time of day refers to New York City time. This Agreement shall inure to the benefit of, and be binding upon, the Company, the several Underwriters, and with respect to the provisions of paragraph 11 hereof, the officers and directors and each controlling person referred to in paragraph 11 hereof, and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

         14. Notices. All communications hereunder shall be in writing or by telefax and, if to the Underwriters, shall be mailed, transmitted by any standard form of telecommunication or delivered to the Representative at the address set forth in Schedule I hereto and if to the Company, shall be mailed or delivered to it at 410 South Wilmington Street, Raleigh, North Carolina 27601,
Attention: Thomas R. Sullivan, Treasurer.

         15. Counterparts. This Agreement may be simultaneously executed in counterparts, each of which when so executed shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

         16. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Underwriting Agreement shall have the meanings assigned to them in the Registration Statement.

        [The remainder of this page has been intentionally left blank.]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed duplicate hereof whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       FLORIDA POWER CORPORATION
                                       d/b/a PROGRESS ENERGY FLORIDA, INC.

                                       By:  /s/ Peter M. Scott III
                                           -------------------------------
                                            Authorized Representative

Accepted as of the date first
above written, as Underwriter
named in, and as the Representative
of the other Underwriters named in, Schedule II.

BANC ONE CAPITAL MARKETS, INC.

By:     /s/ C. Victor Manny
    -------------------------------------
        Authorized Representative

SALOMON SMITH BARNEY INC.

By:     /s/ Howard Hiller
    -------------------------------------
        Authorized Representative

WACHOVIA SECURITIES, INC.

By:     /s/ Keith Mauney
    -------------------------------------
        Authorized Representative

                                   SCHEDULE I

Underwriting Agreement dated February 18, 2003

Registration Statement Nos.:        333-63204 and pre-effective amendment no. 1
                                    thereto, with respect to the $380,000,000 aggregate principal amount of the Company's
                                    First Mortgage Bonds and Debt Securities, which also constitutes Post-Effective
                                    Amendment No. 1 to Registration Statement
                                    Nos. 33-55273, 33-62210 and 333-29897, each
                                    discussed in further detail below.

                                    Post-Effective Amendment No. 1 to
                                    Registration Statement No. 33-55273, with respect to the $250,000,000 aggregate principal amount of the Company's First Mortgage Bonds and Debt Securities.

                                    Post-Effective Amendment No. 1 to
                                    Registration Statement No. 33-62210, with respect to the $120,000,000 aggregate principal amount of the Company's First Mortgage Bonds and Debt Securities, $50,000,000 of which were subsequently sold on July 18, 2001.

                                    Post-Effective Amendment No. 1 to
                                    Registration Statement No. 333-29897, with respect to the $250,000,000 aggregate principal amount of the Company's First Mortgage Bonds and Debt Securities, all of which were subsequently sold on July 18, 2001.

Representative and Addresses:

                                    Banc One Capital Markets, Inc.
                                    1 Bank One Plaza
                                    Chicago, IL  60670
                                    Attention:  Structuring and Execution

                                    Salomon Smith Barney Inc.
                                    388 Greenwich Street
                                    New York, NY 10013
                                    Attention: Peter Kind - Global Power
                                    Investment Banking

                                    Wachovia Securities, Inc.
                                    One First Union Center, TW-8
                                    301 South College Street
                                    Charlotte, NC  28288
                                    Attention: Jim Williams - Debt Capital
                                    Markets

Supplemental Indenture:             Forty-First, dated as of February 1, 2003

Designation:                        First Mortgage Bonds, 4.80% Series due 2013

                                    Principal Amount: $425,000,000

                                    Date of Maturity: March 1, 2013

                                    Interest Rate: 4.80% per annum, payable
                                    March 1 and September 1 of each year,
                                    commencing September 1, 2003.

                                    Purchase Price: 98.994% of the principal amount thereof, plus no accrued interest to the date of payment and delivery.

                                    Public Offering Price: 99.644% of the
                                    principal amount thereof, plus no accrued interest to the date of payment and delivery.

Designation:                        First Mortgage Bonds, 5.90% Series due 2033

                                    Principal Amount: $225,000,000

                                    Date of Maturity: March 1, 2033

                                    Interest Rate: 5.90% per annum, payable
                                    March 1 and September 1 of each year,
                                    commencing September 1, 2003.

                                    Purchase Price: 98.871% of the principal amount thereof, plus no accrued interest to the date of payment and delivery.

                                    Public Offering Price: 99.746% of the
                                    principal amount thereof, plus no accrued interest to the date of payment and delivery.

Redemption Terms of Each
Series: Optional -- redeemable prior to maturity, in whole or in part, at the option of the Company at a make-whole redemption price (as defined and described in further detail in the prospectus supplement).

                                    Special -- redeemable prior to maturity, in whole but not in part, upon the occurrence of specific events, at the option of the Company at a make-whole redemption price (as defined and described in further detail in the prospectus supplement).

Closing Date and Location:          February 21, 2003

                                    Hunton & Williams
                                    One Hannover Square, 14th Floor
                                    Raleigh, North Carolina  27601

                                   SCHEDULE II

                                                                              PRINCIPAL AMOUNT OF
                                                                              -------------------
                      UNDERWRITER                                    2013 BONDS                    2033 BONDS
                      -----------                                    ----------                    ----------
Banc One Capital Markets, Inc..........................             $110,500,000                  $ 58,500,000
Salomon Smith Barney Inc...............................             $110,500,000                  $ 58,500,000
Wachovia Securities, Inc...............................             $110,500,000                  $ 58,500,000
Mellon Financial Markets LLC...........................             $ 29,750,000                  $ 15,750,000
SunTrust Capital Markets, Inc..........................             $ 29,750,000                  $ 15,750,000
BNY Capital Markets, Inc...............................             $ 25,500,000                  $ 13,500,000
M.R. Beal & Company....................................             $  8,500,000                  $  4,500,000
                                                                    ------------                  ------------
      TOTAL............................................             $425,000,000                  $225,000,000